Exhibit 10.1

AMENDMENT AGREEMENT

THIS AMENDMENT AGREEMENT made April 29, 2014,

BETWEEN:

CANALEAF SYSTEMS INC., a corporation incorporated under the laws of Canada with its registered office at #1130 – 400 Burrard Street, Vancouver, B.C.,

(the “Purchaser”)

AND:

INTERNATIONAL HERBS MEDICAL MARIJUANA LTD., a company incorporated under the laws of the Province of British Columbia with its registered office at 2700 – 700 West Georgia Street, Vancouver, British Columbia, V7Y 1B8,

(the “Corporation”)

and together with the Purchaser, the “Parties” and each a “Party”).

WHEREAS:

A.  The Purchaser and the Corporation are parties to a Subscription Agreement (the “Original Agreement”) dated as of the 8th day of April, 2014;

B.  Pursuant to the Original Agreement, the Corporation agreed to issue to the Purchaser, and the Purchaser agreed to purchase from the Corporation, a total of 41,600,000 common shares without par value in the capital of the Corporation at a price of Cdn.$1.25 per common share;

C.  The Purchaser and the Corporation mutually wish to amend the Original Agreement to extend the Closing Date (as defined in the Original Agreement) and the date of each Advance (as defined in the Original Agreement).

NOW THEREFORE THIS AMENDMENT AGREEMENT WITNESSES THAT, in consideration of the mutual premises and the respective covenants and agreements herein contained and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the Parties agree as follows:

1.  One Agreement.

The Original Agreement, as amended hereby, is hereby ratified and confirmed, and shall continue in full force and effect and this Amendment Agreement shall have effect so far as practicable as if all the provisions of the Original Agreement and of this Amendment Agreement were contained in the one instrument.

2.  Definitions.

Except as otherwise specified herein, all capitalized terms defined in the Original Agreement shall have the same meaning when used in this Amendment Agreement.

3.  Amendments to Original Agreement.

The Original Agreement is hereby amended as follows:

(a)	Section 1(b) of the Original Agreement is hereby deleted and replaced with the following:

“8,000,000 Shares will be purchased on June 30, 2014 in consideration for payment of $10,000,000;”

(b)	Section 1(c) of the Original Agreement is hereby deleted and replaced with the following:

“4,800,000 Shares will be purchased on July 31, 2014 in consideration for payment of $6,000,000;”

(c)	Section 1(d) of the Original Agreement is hereby deleted and replaced with the following:

“8,800,000 Shares will be purchased on August 31, 2014 in consideration for payment of $11,000,000;”

(d)	Section 1(e) of the Original Agreement is hereby deleted and replaced with the following:

“2,400,000 Shares will be purchased on September 30, 2014 in consideration for payment of $3,000,000;”

(e)	Section 1(f) of the Original Agreement is hereby deleted and replaced with the following:

“8,000,000 Shares will be purchased on October 31, 2014 in consideration for payment of $10,000,000; and”

(f)	Section 1(g) of the Original Agreement is hereby deleted and replaced with the following:

“5,600,000 Shares will be purchased on November 30, 2014 in consideration for payment of $7,000,000.”; and

(g)	Section 2(i) of the Original Agreement is hereby deleted and replaced with the following:

“Closing Date” means May 30, 2014, or such other date as the Corporation and the Purchaser may agree;”.

4.  General

This Amendment Agreement shall be governed by the same laws as, and construed in the same manner as, the Original Agreement.  All provisions of the Original Agreement with respect to the interpretation and enforcement of the Original Agreement apply to this Amendment Agreement and are deemed incorporated herein.  This Amendment Agreement and the Original Agreement constitute the entire agreement between the Parties with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings, negotiations and discussions, whether written or oral.  There are no conditions, covenants, agreements, representations, warranties or other provisions, express or implied, collateral, statutory or otherwise, relating to the subject matter hereof except as provided in this Amendment Agreement or the Original Agreement.  No Party may assign any of its rights or benefits under this Amendment Agreement, or delegate any of its duties or obligations, except with the prior written consent of the other Parties.

5.  Counterparts

This Amendment Agreement may be executed and delivered in any number of counterparts, with the same effect as if all Parties had signed and delivered the same document, and all counterparts shall be construed together to be an original and will constitute one and the same agreement.

IN WITNESS WHEREOF the Parties have duly executed this Amendment Agreement as of the date first above written.

CANALEAF SYSTEMS INC.

Per: /s/ Name: Title:

INTERNATIONAL HERBS MEDICAL MARIJUANA LTD.

Per: /s/ Name: Title: